                                                                    EXHIBIT 99.1


                     F.N.B. CORPORATION REPORTS INCREASE IN
                          SECOND QUARTER 2007 EARNINGS


Hermitage, PA -- July 19, 2007 -- F.N.B. Corporation (NYSE: FNB), a diversified financial services company, today reported financial results for the second quarter and first half of 2007. Second quarter 2007 net income increased 5.9% to $17.6 million from $16.6 million in the second quarter of 2006. Net income for the first quarter of 2007 equaled $17.4 million. On a per share basis, second quarter 2007 earnings were $0.29 per diluted share, compared to $0.28 per diluted share in the second quarter of 2006 and $0.29 per diluted share in the first quarter of 2007. The Corporation's return on tangible equity for the second quarter of 2007 was a strong 26.8%, its return on equity was 13.1%, its return on tangible assets was 1.28% and its return on assets was 1.17%.

Stephen J. Gurgovits, President and Chief Executive Officer of F.N.B. Corporation, commented, "Our second quarter 2007 results reflect good loan growth, expansion of our net interest margin, continued strong credit quality and solid control of our operating costs."

Average commercial loans were up 4.0% annualized compared to the first quarter of 2007, reflecting solid organic growth in key Pennsylvania and Florida markets. This commercial loan growth was offset by decreased average balances of indirect auto loans. The net result was a 0.4% annualized increase in average total loans compared to the first quarter of 2007. Based on quarter-end balances, total loans were up 3.1% annualized since March 31, 2007, with commercial loans and direct consumer loans up 5.0% and 12.4% annualized, respectively.

"We are encouraged by the growth in our commercial and consumer lending businesses, as opportunities for high quality fundings strengthened toward the end of the quarter," added Mr. Gurgovits.

The growth in earning assets drove a 3.9% annualized increase in fully taxable equivalent (FTE) net interest income compared to the first quarter of 2007. The Corporation's net interest margin for both the first and second quarter of 2007 was 3.73%. However, the net interest margin for the first quarter of 2007 included a 6 basis point benefit from $0.8 million in interest income recovery on previously non-accruing loans.

                                                  F.N.B. Corporation Page 2 of 5


Average deposits and customer repurchase agreements increased 5.7% annualized from the first quarter of 2007, providing the Corporation with solid funding for its loan growth. Contributing to the smallest increase in the cost of funds in nine quarters was a positive shift in the mix of deposits as demand deposits, savings and money market deposits grew, while higher cost time deposits declined.

Strong organic growth in commissions from retail securities sales and a combination of organic and seasonal growth in bank service charges partially offset a seasonal decline in insurance revenue and lower gains generated from sales out of the Corporation's bank stock portfolio. As a result, non-interest income declined 10.4% annualized compared to the prior quarter.

When compared to the second quarter of 2006, total non-interest income increased 0.7% annualized, with growth in securities commissions and trust revenue mostly offset by lower other non-interest income. During the second quarter of 2006, the Corporation recorded a $0.9 million gain on the settlement of an impaired loan acquired in a previous merger. Total non-interest income represented 29% of net revenue for the second quarter of 2007.

Non-interest expense was $41.8 million for the second quarter of 2007, down slightly from $41.9 million for the first quarter of 2007. Positive operating leverage was achieved compared to both the first quarter of 2007 and second quarter of 2006 as evidenced by the improvement in the efficiency ratio to 58.3% for the second quarter of 2007.

Asset quality continued at strong levels in the second quarter of 2007. Annualized net loan charge-offs for the second quarter of 2007 were 24 basis points of average loans, a one basis point increase from the first quarter of 2007 and a 3 basis point improvement from the second quarter of last year. The ratio of non-performing loans to total loans was 56 basis points at June 30, 2007, an improvement from 63 and 74 basis points at March 31, 2007 and June 30, 2006, respectively.

The Corporation's credit quality performance resulted in a provision for loan losses of $1.8 million in the second quarter of 2007, the same as for the first quarter of 2007. At June 30, 2007, the allowance for loan losses was 1.19% of total loans and 2.1 times non-performing loans.


YEAR-TO-DATE RESULTS

For the six months ended June 30, 2007, the Corporation posted net income of $35.0 million, a 7.9% increase, compared to $32.4 million for the same period of 2006. On a per share basis, year-to-date earnings were $0.58 per diluted share, compared to $0.56 per diluted share for the first half of 2006. The Corporation's return on tangible equity for

                                                  F.N.B. Corporation Page 3 of 5


the six months ended June 30, 2007, was a strong 26.8%, its return on equity was 13.1%, its return on tangible assets was 1.28% and its return on assets was 1.17%.

Net interest income, on an FTE basis, for the first half of 2007 was 4.4% higher than the same period of last year, reflecting growth in average loans of 9.6% and average deposits and customer repurchase agreements of 7.7%. The Corporation's net interest margin in the first half of 2007 narrowed to 3.73% from 3.77% for the same period of last year, reflecting the Corporation's Legacy Bank acquisition in May 2006.

Non-interest income for the first half of 2007 increased 3.3% to $41.3 million from $40.0 million for the same period of 2006. Non-interest income was 30% of net revenue for the first six months of 2007.

Non-interest expense for the first half of 2007 was $83.7 million compared to $80.5 million for the first half of 2006. This 4.0% increase is primarily attributable to the Legacy Bank acquisition and additional loan production offices in Florida. The efficiency ratio improved to 58.3% for the first six months of 2007.

Shareholders' equity at June 30, 2007, was $539 million, or $8.92 per common share. Tangible book value was $4.55 per common share at the end of the second quarter of 2007. The Corporation's leverage and tangible capital ratios were 7.4% and 4.7%, respectively, at June 30, 2007. The Corporation's capital ratios continue to exceed federal bank regulatory agency "well capitalized" thresholds.

"We are pleased that our culture of strong credit quality continues to serve us well. Our credit costs continue to be manageable as demonstrated by low levels of non-performing assets and net charge-offs", Mr. Gurgovits concluded.


OTHER NEWS

In other news, the Corporation recently announced that Stephen J. Gurgovits was elected Chairman of the Board of F.N.B. Corporation effective December 31, 2007. He will continue as President and Chief Executive Officer of the Corporation. Mr. Gurgovits will replace Peter Mortensen, who has announced his decision to retire as Chairman of the Board at the end of the year.


CONFERENCE CALL

Management will host a quarterly conference call to discuss results for the second quarter of 2007, tomorrow, Friday, July 20, 2007, at 11:00 AM Eastern Daylight Time. Hosting the call will be Stephen J. Gurgovits, President and Chief Executive Officer, and

                                                  F.N.B. Corporation Page 4 of 5


Brian F. Lilly, Chief Financial Officer. The call can be accessed via telephone by dialing (800) 811-8845 or (913) 981-4905 for international callers, and entering confirmation number 8264203.

A replay of the call will be available from 2:00 PM Eastern Daylight Time until midnight Eastern Daylight Time on July 27, 2007. The replay can be accessed by dialing (888) 203-1112, or (719) 457-0820 for international callers, and entering confirmation number 8264203. A transcript of the call will be posted to the Shareholder and Investor Relations section of F.N.B. Corporation's Web site at www.fnbcorporation.com.


ABOUT F.N.B. CORPORATION

F.N.B. Corporation, headquartered in Hermitage, PA, is a diversified financial services company with total assets of $6.1 billion at June 30, 2007. F.N.B. is a leading provider of commercial and retail banking, wealth management, insurance and consumer finance services in Pennsylvania and Ohio, where it owns and operates First National Bank of Pennsylvania, First National Trust Company, First National Investment Services Company, LLC, F.N.B. Investment Advisors, Inc., First National Insurance Agency, LLC, F.N.B. Capital Corporation, LLC, and Regency Finance Company. It also operates consumer finance offices in Tennessee and loan production offices in Tennessee and Florida.

Mergent Inc., a leading provider of business and financial information about publicly traded companies, has recognized F.N.B. Corporation as a Dividend Achiever. This annual recognition is based on the Corporation's outstanding record of increased dividend performance. The Corporation has consistently increased dividend payments for 34 consecutive years.

The common stock of F.N.B. Corporation trades on the New York Stock Exchange under the symbol "FNB". Investor information is available on F.N.B. Corporation's Web site at www.fnbcorporation.com.


FORWARD-LOOKING STATEMENTS

This press release of F.N.B. Corporation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain "forward-looking statements" relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation's future results to differ materially from historical performance or projected performance. These factors include,

                                                  F.N.B. Corporation Page 5 of 5


but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) less favorable than expected general economic conditions; (5) legislative or regulatory changes that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B. Corporation's financial operations or customers; (7) changes in the securities markets; or (8) risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange Commission. F.N.B. Corporation undertakes no obligation to release revisions to these forward-looking statements or to reflect events or circumstances after the date of this press release.


                                     # # #


                                         Analyst/Institutional Investor Contact:
                                                Bartley Parker, CFA 203-682-8250
                                                       bartley.parker@icrinc.com

                                                                  Media Contact:
                                                       Kathryn Lima 724-981-4318
                                                             724-301-6984 (cell)


                               DATA SHEETS FOLLOW

F.N.B. CORPORATION
------------------
(UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                                              2nd Qtr          2nd Qtr
                                                           2007                  2006          2007 -           2007 -
                                                 -------------------------    ----------     1st Qtr 2007     2nd Qtr 2006
                                                  Second         First         Second         Percent          Percent
STATEMENT OF EARNINGS                             Quarter       Quarter        Quarter        Variance         Variance
---------------------                            ----------    -----------    ----------    -------------    -------------
Interest income                                    $91,620        $90,487       $83,465              1.3              9.8
Interest expense                                    43,271         42,567        36,772              1.7             17.7
                                                 ----------    -----------    ----------
       Net interest income                          48,349         47,920        46,693              0.9              3.5
Taxable equivalent adjustment                        1,170          1,117           955              4.7             22.4
                                                 ----------    -----------    ----------
       Net interest income
       (FTE)                                        49,519         49,037        47,648              1.0              3.9
Provision for loan losses                            1,838          1,847         2,497             -0.5            -26.4
                                                 ----------    -----------    ----------
       Net interest income after
        provision (FTE)                             47,681         47,190        45,151              1.0              5.6

Service charges                                     10,212          9,618        10,189              6.2              0.2
Insurance commissions and fees                       3,230          4,419         3,239            -26.9             -0.3
Securities commissions and fees                      1,650          1,276         1,308             29.3             26.1
Trust income                                         2,118          2,162         1,859             -2.0             13.9
Gain on sale of securities                             304            740           340            -58.9            -10.6
Gain on sale of loans                                  359            367           400             -2.1            -10.2
Other                                                2,502          2,334         3,004              7.2            -16.7
                                                 ----------    -----------    ----------
       Total non-interest income                    20,375         20,916        20,339             -2.6              0.2

Salaries and employee benefits                      21,475         22,266        21,141             -3.6              1.6
Occupancy and equipment                              6,964          7,165         6,755             -2.8              3.1
Amortization of intangibles                          1,103          1,103         1,029              0.0              7.2
Other                                               12,280         11,362        11,799              8.1              4.1
                                                 ----------    -----------    ----------
       Total non-interest expense                   41,822         41,896        40,724             -0.2              2.7

Income before income taxes                          26,234         26,210        24,766              0.1              5.9
Taxable equivalent adjustment                        1,170          1,117           955              4.7             22.4
Income taxes                                         7,442          7,723         7,176             -3.6              3.7
                                                 ----------    -----------    ----------
       NET INCOME                                  $17,622        $17,370       $16,635              1.4              5.9
                                                 ==========    ===========    ==========

Earnings per share
       Basic                                         $0.29          $0.29         $0.29              0.0              0.0
       Diluted                                       $0.29          $0.29         $0.28              0.0              3.6

PERFORMANCE RATIOS
------------------
Return on average equity                            13.11%         13.06%        13.43%
Return on tangible equity (1)                       26.81%         26.79%        26.62%
Return on average assets                             1.17%          1.17%         1.15%
Return on tangible assets (2)                        1.28%          1.28%         1.25%
Net interest margin (FTE)                            3.73%          3.73%         3.73%
Yield on earning assets (FTE)                        6.98%          6.98%         6.60%
Cost of funds                                        3.63%          3.61%         3.21%
Efficiency ratio (FTE) (3)                          58.26%         58.31%        58.39%

COMMON STOCK DATA
-----------------
Average basic shares
outstanding                                     60,127,296     60,105,023    58,237,880              0.0              3.2
Average diluted shares outstanding              60,621,233     60,633,903    58,709,375              0.0              3.3
Ending shares outstanding                       60,396,209     60,391,407    60,190,718              0.0              0.3
Book value per common share                          $8.92          $8.91         $8.88              0.1              0.4
Tangible book value per common share                 $4.55          $4.52         $4.44              0.7              2.6
Dividend payout ratio                               80.53%         81.71%        81.27%

(1) Return on tangible equity is calculated by dividing net income less amortization of intangibles by average equity less average intangibles.

(2) Return on tangible assets is calculated by dividing net income less amortization of intangibles by average assets less average intangibles.

(3) The efficiency ratio is calculated by dividing non-interest expense less amortization of intangibles by the sum of net interest income on a fully taxable equivalent basis plus non-interest income.

(4) The leverage ratio for the quarter ended June 30, 2006 is calculated using period-end assets instead of quarterly average assets to adjust for the Legacy acquisition.

(5) Certain prior period amounts have been reclassified to conform to the current period presentation.

F.N.B. CORPORATION
------------------
(UNAUDITED)
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                     For the Six Months
                                                       Ended June 30,
                                                  -------------------------
                                                                                Percent
STATEMENT OF EARNINGS                               2007           2006        Variance
---------------------                             ----------    -----------    ----------
Interest income                                    $182,107       $161,086          13.0
Interest expense                                     85,838         68,574          25.2
                                                  ----------    -----------
       Net interest income                           96,269         92,512           4.1
Taxable equivalent adjustment                         2,287          1,917          19.3
                                                  ----------    -----------
       Net interest income (FTE)                     98,556         94,429           4.4
Provision for loan losses                             3,685          5,455         -32.4
                                                  ----------    -----------
       Net interest income after
         provision (FTE)                             94,871         88,974           6.6

Service charges                                      19,830         19,879          -0.2
Insurance commissions and fees                        7,649          7,339           4.2
Securities commissions and fees                       2,926          2,255          29.7
Trust income                                          4,280          3,703          15.6
Gain on sale of securities                            1,044            887          17.6
Gain on sale of loans                                   726            698           4.0
Other                                                 4,836          5,207          -7.1
                                                  ----------    -----------
       Total non-interest income                     41,291         39,968           3.3

Salaries and employee benefits                       43,741         42,459           3.0
Occupancy and equipment                              14,129         13,433           5.2
Amortization of intangibles                           2,206          1,960          12.6
Other                                                23,642         22,643           4.4
                                                  ----------    -----------
       Total non-interest expense                    83,718         80,495           4.0

Income before income taxes                           52,444         48,447           8.2
Taxable equivalent adjustment                         2,287          1,917          19.3
Income taxes                                         15,165         14,093           7.6
                                                  ----------    -----------
       NET INCOME                                   $34,992        $32,437           7.9
                                                  ==========    ===========

Earnings per share
       Basic                                          $0.58          $0.56           3.6
       Diluted                                        $0.58          $0.56           3.6

PERFORMANCE RATIOS
------------------
Return on average equity                             13.09%         13.38%
Return on tangible equity (1)                        26.80%         26.04%
Return on average assets                              1.17%          1.15%
Return on tangible assets (2)                         1.28%          1.24%
Net interest margin (FTE)                             3.73%          3.77%
Yield on earning assets (FTE)                         6.98%          6.51%
Cost of funds                                         3.62%          3.07%
Efficiency ratio (FTE) (3)                           58.29%         58.44%

COMMON STOCK DATA
-----------------
Average basic shares
 outstanding                                     60,116,221     57,710,830           4.2
Average diluted shares outstanding               60,627,117     58,152,090           4.3
Ending shares outstanding                        60,396,209     60,190,718           0.3
Book value per common share                           $8.92          $8.88           0.4
Tangible book value per common share                  $4.55          $4.44           2.6
Dividend payout ratio                                81.11%         83.31%

(1) Return on tangible equity is calculated by dividing net income less amortization of intangibles by average equity less average intangibles.

(2) Return on tangible assets is calculated by dividing net income less amortization of intangibles by average assets less average intangibles.

(3) The efficiency ratio is calculated by dividing non-interest expense less amortization of intangibles by the sum of net interest income on a fully taxable equivalent basis plus non-interest income.

(4) The leverage ratio for the quarter ended June 30, 2006 is calculated using period-end assets instead of quarterly average assets to adjust for the Legacy acquisition.

(5) Certain prior period amounts have been reclassified to conform to the current period presentation.

F.N.B. CORPORATION
------------------
(UNAUDITED)
(DOLLARS IN THOUSANDS)

                                                                                       2nd Qtr          2nd Qtr
                                                     2007                2006           2007 -           2007 -
                                          -------------------------    ----------    1st Qtr 2007     2nd Qtr 2006
                                            Second         First        Second         Percent          Percent
AVERAGE BALANCES                           Quarter        Quarter       Quarter        Variance         Variance
----------------                          -----------    ----------    ----------    -------------    -------------
Total assets                              $6,024,994    $6,006,899    $5,807,974              0.3              3.7
Earning assets                             5,324,617     5,304,427     5,126,673              0.4              3.9
Securities                                 1,030,730     1,043,321     1,124,129             -1.2             -8.3
Loans, net of unearned income              4,258,872     4,255,063     3,976,154              0.1              7.1
Allowance for loan losses                     52,138        52,856        52,155             -1.4              0.0
Goodwill and intangibles                     264,619       265,609       236,099             -0.4             12.1

Deposits and repurchase agreements         4,673,108     4,607,886     4,403,600              1.4              6.1
Short-term borrowings                        119,320       138,898       148,512            -14.1            -19.7
Long-term debt                               470,215       497,948       548,843             -5.6            -14.3
Trust preferred securities                   151,031       151,031       137,878              0.0              9.5
Shareholders' equity                         539,004       539,392       496,820             -0.1              8.5

ASSET QUALITY DATA
------------------
Non-accrual loans                            $20,590       $23,050       $26,331            -10.7            -21.8
Restructured loans                             3,367         3,591         4,861             -6.2            -30.7
                                          -----------    ----------    ----------
Non-performing loans                          23,957        26,641        31,192            -10.1            -23.2
Other real estate owned                        5,395         5,659         6,335             -4.7            -14.8
                                          -----------    ----------    ----------
Non-performing assets                        $29,352       $32,300       $37,527             -9.1            -21.8
                                          ===========    ==========    ==========

Net loan charge-offs                          $2,571        $2,459        $2,679              4.6             -4.0
Allowance for loan losses                     51,252        51,964        53,041             -1.4             -3.4

Non-performing loans/total loans               0.56%         0.63%         0.74%
Non-performing assets/total assets             0.48%         0.54%         0.62%
Allowance for loan losses/total
    loans                                      1.19%         1.22%         1.26%
Allowance for loan losses/
    non-performing loans                     213.93%       195.05%       170.05%
Net loan charge-offs (annualized)/
    average loans                              0.24%         0.23%         0.27%

BALANCES AT PERIOD END
----------------------
Total assets                              $6,061,249    $6,015,804    $6,072,739              0.8             -0.2
Earning assets                             5,336,857     5,302,013     5,331,851              0.7              0.1
Securities                                 1,034,990     1,038,985     1,115,535             -0.4             -7.2
Loans, net of unearned income              4,292,314     4,259,121     4,210,525              0.8              1.9
Goodwill and intangibles                     263,765       265,272       267,446             -0.6             -1.4

Deposits and repurchase agreements         4,711,787     4,648,826     4,567,333              1.4              3.2
Short-term borrowings                        157,540       110,460       195,952             42.6            -19.6
Long-term debt                               439,444       500,676       562,460            -12.2            -21.9
Trust preferred securities                   151,031       151,031       151,031              0.0              0.0
Shareholders' equity                         538,743       538,292       534,580              0.1              0.8

CAPITAL RATIOS
--------------
Equity/assets (period end)                     8.89%         8.95%         8.80%
Leverage ratio (4)                             7.43%         7.38%         7.09%
Tangible equity/tangible assets
(period end)                                   4.74%         4.75%         4.60%

F.N.B. CORPORATION
(UNAUDITED)
(DOLLARS IN THOUSANDS)

                                                                       For the Six Months
                                                                         Ended June 30,
                                                                ----------------------------------
                                                                                                          Percent
AVERAGE BALANCES                                                     2007              2006               Variance
----------------                                                ----------------  ----------------     ---------------
Total assets                                                         $6,015,997        $5,704,150                 5.5
Earning assets                                                        5,314,578         5,035,654                 5.5
Securities                                                            1,036,991         1,135,976                -8.7
Loans, net of unearned income                                         4,256,978         3,883,277                 9.6
Allowance for loan losses                                                52,495            51,811                 1.3
Goodwill and intangibles                                                265,111           227,722                16.4

Deposits and repurchase agreements                                    4,640,677         4,310,754                 7.7
Short-term borrowings                                                   129,055           161,795               -20.2
Long-term debt                                                          484,005           541,493               -10.6
Trust preferred securities                                              151,031           133,397                13.2
Shareholders' equity                                                    539,197           488,790                10.3

ASSET QUALITY DATA
------------------
Non-accrual loans                                                       $20,590           $26,331               -21.8
Restructured loans                                                        3,367             4,861               -30.7
                                                                ----------------  ----------------
Non-performing loans                                                     23,957            31,192               -23.2
Other real estate owned                                                   5,395             6,335               -14.8
                                                                ----------------  ----------------
Non-performing assets                                                   $29,352           $37,527               -21.8
                                                                ================  ================

Net loan charge-offs                                                     $5,030            $6,166               -18.4
Allowance for loan losses                                                51,252            53,041                -3.4

Non-performing loans/total loans                                          0.56%             0.74%
Non-performing assets/total assets                                        0.48%             0.62%
Allowance for loan losses/total loans                                     1.19%             1.26%
Allowance for loan losses/
    non-performing loans                                                213.93%           170.05%
Net loan charge-offs (annualized)/
    average loans                                                         0.24%             0.32%

BALANCES AT PERIOD END
----------------------
Total assets                                                         $6,061,249        $6,072,739                -0.2
Earning assets                                                        5,336,857         5,331,851                 0.1
Securities                                                            1,034,990         1,115,535                -7.2
Loans, net of unearned income                                         4,292,314         4,210,525                 1.9
Goodwill and intangibles                                                263,765           267,446                -1.4

Deposits and repurchase agreements                                    4,711,787         4,567,333                 3.2
Short-term borrowings                                                   157,540           195,952               -19.6
Long-term debt                                                          439,444           562,460               -21.9
Trust preferred securities                                              151,031           151,031                 0.0
Shareholders' equity                                                    538,743           534,580                 0.8

CAPITAL RATIOS
--------------
Equity/assets (period end)                                                8.89%             8.80%
Leverage ratio (4)                                                        7.43%             7.09%
Tangible equity/tangible assets (period end)                              4.74%             4.60%

F.N.B. CORPORATION
------------------
(UNAUDITED)
(DOLLARS IN THOUSANDS)

                                                                                          2nd Qtr          2nd Qtr
                                                       2007                 2006           2007 -           2007 -
                                             -------------------------    ----------    1st Qtr 2007     2nd Qtr 2006
                                              Second         First         Second         Percent          Percent
AVERAGE BALANCES                              Quarter       Quarter        Quarter        Variance         Variance
----------------                             ----------    -----------    ----------    -------------    -------------
Loans:
     Commercial                              $2,149,269    $2,128,261     $1,826,489              1.0             17.7
     Direct installment                         919,507        916,693       918,337              0.3              0.1
     Consumer LOC                               249,589        252,770       258,849             -1.3             -3.6
     Residential mortgages                      486,431        489,298       492,807             -0.6             -1.3
     Indirect installment                       434,553        449,241       474,159             -3.3             -8.4
     Other                                       19,523         18,800         5,513              3.8            254.1
                                             ----------    -----------    ----------
        Total loans                          $4,258,872    $4,255,063     $3,976,154              0.1              7.1
                                             ==========    ===========    ==========

Deposits:
     Non-interest bearing deposits             $644,980       $622,048      $647,605              3.7             -0.4
     Savings and NOW                          2,023,477      1,965,627     1,871,039              2.9              8.1
     Certificates of deposit and other
       time deposits                          1,751,875      1,762,630     1,694,561             -0.6              3.4
                                             ----------    -----------    ----------
        Total deposits                        4,420,332      4,350,305     4,213,205              1.6              4.9
     Customer repurchase agreements             252,776        257,582       190,395             -1.9             32.8
                                             ----------    -----------    ----------
        Total deposits and repurchase
          agreements                         $4,673,108    $4,607,886     $4,403,600              1.4              6.1
                                             ==========    ===========    ==========


BALANCES AT PERIOD END
----------------------
Loans:
     Commercial                              $2,180,535    $2,153,697     $2,019,563              1.2              8.0
     Direct installment                         938,683        910,531       931,453              3.1              0.8
     Consumer LOC                               247,470        251,472       267,683             -1.6             -7.6
     Residential mortgages                      473,766        485,341       507,817             -2.4             -6.7
     Indirect installment                       436,533        438,938       476,261             -0.5             -8.3
     Other                                       15,327         19,142         7,748            -19.9             97.8
                                             ----------    -----------    ----------
        Total loans                          $4,292,314    $4,259,121     $4,210,525              0.8              1.9
                                             ==========    ===========    ==========

Deposits:
     Non-interest bearing deposits             $667,646       $650,926      $669,838              2.6             -0.3
     Savings and NOW                          2,056,484      1,982,325     1,939,823              3.7              6.0
     Certificates of deposit and other
       time deposits                          1,730,438      1,761,778     1,768,887             -1.8             -2.2
                                             ----------    -----------    ----------
        Total deposits                        4,454,568      4,395,029     4,378,548              1.4              1.7
     Customer repurchase agreements             257,219        253,798       188,785              1.3             36.3
                                             ----------    -----------    ----------
        Total deposits and repurchase
          agreements                         $4,711,787    $4,648,826     $4,567,333              1.4              3.2
                                             ==========    ===========    ==========

F.N.B. CORPORATION
(UNAUDITED)
(DOLLARS IN THOUSANDS)

                                                                 For the Six Months
                                                                   Ended June 30,
                                                            -----------------------------
                                                                                               Percent
AVERAGE BALANCES                                               2007             2006           Variance
----------------                                            ------------    -------------    -------------
Loans:
     Commercial                                              $2,138,823       $1,750,890             22.2
     Direct installment                                         918,108          901,593              1.8
     Consumer LOC                                               251,170          258,139             -2.7
     Residential mortgages                                      487,857          488,933             -0.2
     Indirect installment                                       441,855          479,431             -7.8
     Other                                                       19,165            4,291            346.6
                                                            ------------    -------------
        Total loans                                          $4,256,978       $3,883,277              9.6
                                                            ============    =============

Deposits:
     Non-interest bearing deposits                             $633,577         $642,944             -1.5
     Savings and NOW                                          1,994,712        1,804,994             10.5
     Certificates of deposit and other time deposits          1,757,223        1,670,281              5.2
                                                            ------------    -------------
        Total deposits                                        4,385,512        4,118,219              6.5
     Customer repurchase agreements                             255,165          192,536             32.5
                                                            ------------    -------------
        Total deposits and repurchase agreements             $4,640,677       $4,310,754              7.7
                                                            ============    =============


BALANCES AT PERIOD END
----------------------
Loans:
     Commercial                                              $2,180,535       $2,019,563              8.0
     Direct installment                                         938,683          931,453              0.8
     Consumer LOC                                               247,470          267,683             -7.6
     Residential mortgages                                      473,766          507,817             -6.7
     Indirect installment                                       436,533          476,261             -8.3
     Other                                                       15,327            7,748             97.8
                                                            ------------    -------------
        Total loans                                          $4,292,314       $4,210,525              1.9
                                                            ============    =============

Deposits:
     Non-interest bearing deposits                             $667,646         $669,838             -0.3
     Savings and NOW                                          2,056,484        1,939,823              6.0
     Certificates of deposit and other time deposits          1,730,438        1,768,887             -2.2
                                                            ------------    -------------
        Total deposits                                        4,454,568        4,378,548              1.7
     Customer repurchase agreements                             257,219          188,785             36.3
                                                            ------------    -------------
        Total deposits and repurchase agreements             $4,711,787       $4,567,333              3.2
                                                            ============    =============


